Exhibit 4.1
CSC Dated: is the owner of SENIOR VICE PRESIDENT, SECRETARY IN WITNESS WHEREOF, FULLY THIS CERTIFIES that AND CHIEF FINANCIAL OFFICER CARDIAC SCIENCE CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CARDIAC SCIENCE CORPORATION PRESIDENT PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $0.001 PER SHARE, OF AND CHIEF EXECUTIVE OFFICER said Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers. Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this AUTHORIZED SIGNATURE SHARES BY AND REGISTRAR TRANSFER AGENT COMMON STOCK MELLON INVESTOR SERVICES LLC COUNTERSIGNED AND REGISTERED: SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 14141A 10 8

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     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants In common	UNIF GIF TMIN ACT —		Custodian
TEN ENT	—	as tenants by the entireties
JT TEN	—	as joint tenants with right of		(Cust)	(Minor)
		survivorship and not as tenants		under Uniform Gifts to Minors
		in common		Act

(State)
			UNIF TRF MIN ACT —		Custodian (until age )

(Cust)
under Uniform Transfers

(Minor)
to Minors Act

(State)
Additional abbreviations may also be used though not in the above list.
     FOR VALUE RECEIVED,                                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated

X

Signature(s) Guaranteed	X

	NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.